SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                          Date of Report: June 30, 1999




                        GOLDEN EAGLE INTERNATIONAL, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




    Colorado                          0-23726                   84-1116515
 ---------------                    -----------              -------------------
  State of other                    (Commission                (IRS Employer
 jurisdiction of                    File Number)             Identification No.)
  incorporation)




          4949 South Syracuse Street, Suite 300, Denver, Colorado 80237
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (303) 694-6101

Item 5.    Other Events
           ------------

     Golden Eagle International, Inc. ("Golden Eagle" or the "Company") has received a report on its Cangalli gold deposit from the internationally-recognized minerals industry consulting firm of Behre Dolbear & Company, Inc. ("Behre Dolbear"). Behre Dolbear's report entitled: "Report on Results of Gold Sampling Program: Cangalli Area, Bolivia" is the result of a field sampling program and literature search performed by Behre Dolbear geologists beginning with site work in October 1998, and culminating with a site visit in February 1999.

     Behre Dolbear's report, a geological analysis of the Cangalli deposit and an in-depth historical survey of gold production in Cangalli and the Tipuani Mining District, "confirms that alluvial gold is present in the Cangalli conglomerate. Gold occurrence is erratic, but extends over significant vertical and horizontal sections." Behre Dolbear further stated: "The extent of the deposition of Cangalli conglomerates is impressive."

     The Company retained Behre Dolbear in October, 1998, to conduct the fourth geological study commissioned on Golden Eagle's Cangalli gold deposit since January 1996 (Trites, January 1996; Paravicini, April 1997; Paravicini, May 1998; Behre Dolbear, May 1999). In addition, Golden Eagle had received reports on site visits from Donald M. Hausen, Ph.D., former chief mineralogist for Newmont Mining (September 1997); Max Staheli, former controller of South American operations for Barrick Gold Corporation (September 1997); and Ronald L Atwood, Ph.D., former chief metallurgist for Newmont Mining (March 1997), all members of Golden Eagle's Technical Advisory Board. These previous reports had all indicated that the Cangalli gold deposit was a large, widely-mineralized deposit with a good potential for supporting one or more open-pit and underground mining operations. Golden Eagle's management sought a consulting firm with the stature and expertise of Behre Dolbear to confirm this concept from these prior reports.

     In its summary, Behre Dolbear's report states:

         "Based  on  specific   observations   within  Golden  Eagle's  Cangalli
         landholding and the sample results, Behre Dolbear noted that:

                   "visible  alluvial gold was  recovered  from 68 of 73 samples
                  [93%] of Cangalli conglomerate taken from six widely separated areas, indicating that the Cangalli conglomerate is mineralized over an extensive vertical and horizontal section, albeit in the erratic, non-predictive manner typical of most alluvial deposits;

                   "gold  recovered  from the samples  indicates  grades ranging from zero to 5.64 g Au/m3. The mineralization is very erratic, sometimes changing from [less than] 0.01 g Au/m3 to [greater than]1.0g Au/m3 in a vertical distance of 1-meter;

                   "using 0.8 g Au/m3 as a threshold grade of gold sufficient to warrant further consideration, 17 of 73 samples of the Cangalli conglomerate were in excess of this exploration target grade from four areas: Chaco [0.91, 0.96, 1.09, 1.14, 1.31, 1.80, and 4.56 g Au/m3], Isuhuaya [0.92, 1.01, 1.14,
                  1.40,  1.53, and 3.64 g Au/m3],  Flor de Mayo [1.10,  2.41 and
                  2.79 g Au/m3], and Cangalli (within the town limits) [5.64 g Au/m3];

                   "the four surface areas,  Chaco,  Isuhuaya,  Flor de Mayo and
                  Cangalli,   are  considered   potential  targets  for  further
                  exploration to determine the extent of the higher grade material;

                   "while no samples  were taken from the  Cangalli  underground mine, the operation was visited and based on the observations of the Behre Dolbear personnel [two unsupervised mine runs which averaged 4.28 g Au/m3 and 21.55 g Au/ton], further consideration is recommended to confirm the existence of high grade material; and

                   "the Paleozoic bedrock in the Camino Maderero area sampled is not a potential source of primary gold mineralization.

         "Behre Dolbear took a limited number of samples during the investigation. The program was not designed as a representative sample analysis for various reasons, including the areal extent of the property (approximately 40 square kilometers [24 square miles]), the thickness of the conglomerate (500 m [1,600 feet] to 2,500 m [8,000 feet] in thickness), and access to various sites (steep hills and valleys, many with +75(0) slopes)."

     Behre Dolbear also reported on the unique nature of Golden Eagle's conglomerate gold deposits:

         "Although normal stream processes deposited the gold within the Cangalli conglomerate, the gold deposits are unique in the following ways:

                    "based on Behre Dolbear's sample results and observation of present and abandoned mining operations, gold appears to have been deposited throughout the entire +500-meter [1,600 feet] thickness, rather than at or near the bedrock/gravel contact as in "typical" alluvial gold deposits;

                    "the conglomerate is indurated, not loose gravel;

                    "`paystreaks', which are typically thin, occur in a random manner. They usually contain a higher percentage of large boulders than the normal conglomerate, and locally may have high gold values ([greater than] 31 g/m3 [greater than 1 oz Au/m3]). Some have been mined by underground methods; and

                    "the gravels between paystreaks may also contain gold. Behre Dolbear collected samples from these gravels, which predominately contain less than 0.1 g Au/m3, although 17 samples contained at least 0.8 g Au/m3. These higher grade samples may actually reflect the presence of other unrecognized paystreaks which occur in the unit."

     Behre  Dolbear   confirmed   Golden  Eagle's   previous   disclosures  that
exploration in the Cangalli concessions will be, and has been to date, difficult and expensive since:

                   "the rugged topography makes correlation of geological horizons and paleochannels difficult; and

                   "the  widespread,  but  erratic  nature  of gold  occurrences containing reasonably large "nuggets" and the presence of large boulders in the conglomerate makes collection of representative samples difficult. Thus the calculation of a resource, which is essential for determining economic viability, is problematic."

     Regarding historical mining in the Cangalli conglomerate deposits such as Golden Eagle's, Behre Dolbear performed a historical literature search at Golden Eagle's request and reported the following:

         "Information taken from Aramayo company annual reports indicates that from 1939 to 1949, 6,161 meters were driven underground at the Tujujahuira adit [in Cangalli conglomerates], resulting in an extraction of 49,151 m3 of gravels bearing 1,604,800 grams of gold (=51,000 ounces) with an average grade of 32.6 g Au/m3 [1.05 oz Au/m3] (United Nations 1968). In 1944, one rich pocket yielded 112,352 grams of gold (=3,610 ounces) from 12.1 m3 (United Nations 1968). It was reported by another source that the Tujujahuira adit had a 60-degree decline connecting from the main operation through the mountain to an additional drainage, two ventilation shafts, and three galleries located on the 30, 50 and 60 meter levels. Nineteen gold-bearing pay zones were exploited, with grades reaching 150 g Au/m3 [4.82 oz Au/m3] (Revilla 1988). During this period Aramayo had between 300 and 600 laborers working for the company (United Nations 1968). The Tujujahuira adit is located nine kilometers [5.4 miles] up-river from the Golden Eagle concessions."

                  [Behre Dolbear included the preceding historical information in the Historical section of its report, but did not independently confirm that information. Golden Eagle believes that this historical information applies to the same conglomerate formation in the Paleo-Tipuani system as is found on Golden Eagle's property; however, Golden Eagle cannot assure that its gold deposition or mine performance will be the same as or similar to the historical information given.]

     On the issue of fine gold, Behre Dolbear indicated that its geologists did not consider the presence of "microfine" or "ultrafine" gold within the scope of its work on the Cangalli deposit. Instead, the Behre Dolbear study focused on visually-verifiable gold conventionally recoverable using gravity concentration techniques.

Regarding the presence of fine gold in the deposit, Behre Dolbear stated:

         "While visiting the Chaco site, the size fraction of the gold was discussed. Golden Eagle stated that the size fraction included a reasonable volume of flour gold and dust; however due to the processing methods, the gold was generally lost during the sluice box operations. This statement is supported by the previous work of Zambrana and Trites. Additionally, since the gold was extremely flat, the smaller particles tended to float on the surface. To confirm this, Dr. Sandri [Henry Sandri, Ph.D., project manager for Behre Dolbear] placed a small amount of grease on his hand and let the post sluice box water flow spill over his hand for about five minutes, after which his hand showed very minute particles of gold trapped in the grease.

         "It was proposed to Golden Eagle [by Dr. Sandri] that they could further "test" gold losses in their tails by rerunning a number of tonnes through the process again. Accordingly, four tonnes of tailings fines from the existing tailings area were reprocessed through the gravity plant, recognizing that any very fine gold would probably again be lost from the circuit for the same reasons that it was lost in the initial processing.

          "The final concentrates from these reprocessed tailings were collected by Dr. Sandri and brought to the U.S. for final cleaning and weighing. They were processed in the U.S. and resulted in over 500 particles of gold weighing 1.69 g. Au, averaging 0.42 g. Au per ton of tails reprocessed. Most of the gold was very small and it confirmed Golden Eagle's belief that fine particles were being washed through this processing plant."

     Terry C. Turner , Golden Eagle's president, stated: "Behre Dolbear's findings are very encouraging, are consistent with previous studies on the deposit, and underscore the size and unique nature of the Company's gold deposit at Cangalli. Behre Dolbear's work also serves to further focus the Company's efforts and commitment of its limited resources for the future. We knew from previous reports that the gold deposition in the Cangalli deposit was sporadic; seldom are gold deposits evenly distributed. However, Behre Dolbear's report, and others that we have received, emphasize that the "nugget effect" can be eliminated through bulk sampling as far as further testing, and can be averaged out in a bulk mining scenario. The most important point in the Behre Dolbear report for Golden Eagle is the statement that the Cangalli gold deposit is "unique" in that the gold is deposited throughout the entire +500 meter (1,600 feet) thickness of the deposit."

     In addition, Ronald L Atwood, Ph.D., former chief metallurgist for Newmont Mining and a member of the Company's Technical Advisory Board, after reviewing the Behre Dolbear report, stated: "I recently spent three weeks on Golden Eagle's Cangalli gold deposit in April 1999. Behre Dolbear's work confirms my field observations. The Cangalli deposit is enormous and appears to be highly anomalous in gold values over its entire extension. What is even more important, high gold grades can come at any point in the vertical or horizontal sections. While Behre Dolbear's sampling recovered gold in 93% of its samples in the Cangalli conglomerate, by using a Knelson Concentrator I was able to recover extremely fine gold in 100% of the samples that I took. Some of those assays were very low, but the important aspect was that the fine gold present in the Cangalli deposit, which has traditionally been lost, can be recovered."

     Donald M. Hausen, Ph.D., former chief mineralogist for Newmont Mining and a member of the Company's Technical Advisory Board, also reviewed Behre Dolbear's report, and stated: "Their results of gold sampling at Cangalli indicate that over 90% of samples contained significant amounts of visible gold from six widely separated areas. The erratic mineralization is typical due to "nugget" effects from sample to sample, but confirms that coarse gold occurs widely throughout the deposit. I was quite pleased that Behre Dolbear recommended that a bulk mining sampling operation be initiated to confirm the economic grades throughout large tonnages. They suggested that this bulk sampling be located at Chaco "plataforma", followed by other favorable locations. Large mineable samples would then provide more representative grades of gold that would guide the development of large open-pits in the near future."

     Mr. Turner further noted: "Although the Behre Dolbear report confirmed Golden Eagle's previously-held concept of the Cangalli gold deposit, the report also emphasized the cost and complexity of further exploration and possible mining operations on the Company's Cangalli prospect. Our vision for the future is an optimistic one. Golden Eagle will now focus its limited capital and other resources on its strategic plan." This plan includes the following objectives:

     a) Maintenance of current operations, contractual payments, and land patent (claim) payments;

     b)   Acquisition  of  surrounding  or  adjacent   landholdings  within  the
          Paleo-Tipuani Trend;

     c) Acquisition of the Coop ownership interest in the Cangalli properties, thereby eliminating any royalty from the gold deposit;

     d)   Implementation   of   recommendations    from   the   geological   and
          metallurgical reports, including, but not limited to:

          i.   constructing a metallurgical recovery plant at Chaco Playa, Chaco
               Platform  and  Chaco  Face,  to  begin   production  and  further
               verification on a large scale;

          ii. entering second-stage resource confirmation work with Golden Eagle's geological consulting firm;

          iii. entering into negotiations, including site visits and initial field studies, with interested joint venture partners in the industry.

     Turner added: "We will continue pursuing this optimistic vision despite the many obstacles that always appear in the road as far as bringing any mining prospect into production."

     The Company has also been advised that its former president, Ronald A. Knittle, who resigned in May 1996, and its current corporate secretary, Mary A. Erickson, have entered into a consent agreement with the Central Office (Denver, Colorado) of the Securities and Exchange Commission to settle a pending civil action. That civil action, SEC v. Golden Eagle International, Inc., et al, No. 98-Z-1020 [D. Colo.], had previously been settled in March 1999 as to the Company. Mr. Knittle and Ms. Erickson neither admitted nor denied any of the allegations in the SEC's complaint, but to resolve the situation they consented to the issuance of an injunction against future violations of certain securities laws and an order for disgorgement. The consent agreement is not binding on the SEC until approved by the full Commission and the Federal District Court.

     The only defendant remaining in the SEC's civil action is Golden Eagle's president, with the only issues remaining being those bearing on the Company's May 22, 1998, press release regarding its receipt of a geological report on its Cangalli gold deposit. Negotiations are currently underway for the settlement of these last allegations, and the Company's president strenuously denies any wrongdoing which may be actionable under federal securities laws.

     Golden Eagle International, Inc. is a Denver-based gold mining and exploration company. The Company is currently focusing its efforts on developing its mining rights in Cangalli, Bolivia. For more information about the Company, call Sabrina Martinez at (303) 694-6101 or Guy Murrel at (303) 581-7760. Media inquires should be directed to Richard Pinto at (212) 688-8599. Golden Eagle can also be found at its new website: www.geii.com, where management recommends that all shareholders and prospective shareholders review its Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB and Periodic Reports on Form 8-K.

     The future conduct of Golden Eagle's business and its response to issues raised by third parties are dependent upon a number of factors, and there can be no assurance that Golden Eagle will be able to conduct its operations as contemplated. Certain statements contained in this report using the terms "may", "expects to," and other terms denoting future possibilities, are forward-looking statements. The accuracy of these statements cannot be guaranteed as they are subject to a variety of risks which are beyond Golden Eagle's ability to predict or control and which may cause actual results to differ materially from the projections or estimates contained herein. These risks include, but are not limited to, the risks described in the above press release; those risks set out in Golden Eagle's disclosure documents and its annual, quarterly and periodic reports; and the other risks associated with start-up mineral exploration operations with insufficient liquidity, negative working capital, and no historical profitability. Golden Eagle disclaims any obligation to update any forward-looking statement made herein.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   June 30, 1999                     Golden Eagle International, Inc.



                                        By:  /s/  Terry C. Turner
                                             -----------------------------------
                                             Terry C. Turner, President